UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2026

RENX ENTERPRISES CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41581	87-1375590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 BISCAYNE BLVD., #1201

MIAMI, FL, 3313

(Address of Principal Executive Offices, Zip Code)

(Former name or former address, if changed since last report.)

Registrant’s telephone number, including area code: (786) 808-5776

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	RENX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On April 8, 2026 and April 9, 2026, RenX Enterprises Corp., a Delaware corporation (the “Company”), entered into a consent and waiver agreement (the “Agreement”) with each of the institutional investors (collectively, the “Investors”) that purchased senior convertible promissory notes and warrants from the Company in that private placement (the “Private Placement”) of securities of the Company that closed on February 17, 2026 (the “Closing Date”). Pursuant to the Agreement, the Investors each agreed to (i) extend the deadline by which the Company must file a proxy statement with the Securities and Exchange Commission (the “SEC”) to obtain stockholder approval (“Stockholder Approval”) of the exercise of certain of the warrants (the “Second Warrants”) sold and issued to the Investors in the Private Placement from 45 days to 73 days after the Closing Date; (ii) extend the deadline by which the Company must hold a stockholder meeting for the purpose of obtaining Stockholder Approval from 90 days to 118 days after the Closing Date; and (iii) extend the date by which the initial registration statement filed by the Company with the SEC to register the shares of Company common stock issuable upon conversion and exercise, respectively, of the notes and certain of the warrants sold and issued to the Investors in the Private Placement must be declared effective by the SEC from 45 days to 57 days after the Closing Date (or 75 days in the case of a full review of the registration statement by the SEC). Additionally, the Company agreed to file a new registration statement on Form S-3 to register for resale by the Investors those shares of common stock issuable upon exercise of the Second Warrants on or prior to the tenth calendar day after the Company obtains the requisite Stockholder Approval.

Except as set forth above, all of the other terms of the transaction documents entered into by and between the Company and the Investors in connection with the Private Placement remain in full force and effect. A summary of the material terms of the transaction documents entered into by and between the Company and the Investors in connection with the Private Placement, as well as copies of the forms of such transaction documents, are set forth in that Current Report on Form 8-K filed by the Company with the SEC on February 17, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENX ENTERPRISES CORP.

Dated: April 10, 2026	By:	/s/ Nicolai Brune
		Name:	Nicolai Brune
		Title:	Chief Financial Officer

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